Exhibit 99.2



                           Consent of Independent Auditors



The Board of Directors
Crestar Financial Corporation

         We consent to incorporation by reference in the Form 8-K/A amendment of current report of Crestar Financial Corporation of our report dated January 19, 1996, relating to the consolidated statements of financial condition of Citizens Bancorp and Subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1995. Our report refers to changes in accounting for postretirement benefits, income taxes and investment securities.


                            /s/ Deloitte & Touche LLP


Richmond, Virginia
March 14, 1997